Exhibit 4.18

QUEST DIAGNOSTICS INCORPORATED,

as Issuer

and

THE BANK OF NEW YORK MELLON,

as Trustee

Seventeenth Supplemental Indenture

Dated as of March 10, 2015

TABLE OF CONTENTS

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SEVENTEENTH SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Seventeenth Supplemental Indenture”), dated as of March 10, 2015, between QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company, the Trustee and the Initial Subsidiary Guarantors (as defined therein) executed and delivered an Indenture, dated as of June 27, 2001 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of June 27, 2001, among the Company, the Initial Subsidiary Guarantors (as defined therein) party thereto, and the Trustee (the “First Supplemental Indenture”), as further supplemented by a second supplemental indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Second Supplemental Indenture”), as further supplemented by a third supplemental indenture, dated as of April 4, 2002, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Third Supplemental Indenture”), as further supplemented by a fourth supplemental indenture, dated as of March 19, 2003, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Fourth Supplemental Indenture”), as further supplemented by a fifth supplemental indenture, dated as of April 16, 2004, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Fifth Supplemental Indenture”), as further supplemented by a sixth supplemental indenture dated October 31, 2005, among the Company, the Subsidiary Guarantors (as defined therein) party thereto (the “Sixth Supplemental Indenture”), as further supplemented by a seventh supplemental indenture dated November 21, 2005, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Seventh Supplemental Indenture”), as further supplemented by an eighth supplemental indenture dated July 31, 2006, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Eighth Supplemental Indenture”), as further supplemented by a ninth supplemental indenture, dated as of September 30, 2006, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Ninth Supplemental Indenture”), as further supplemented by a tenth supplemental indenture, dated as of June 22, 2007, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Tenth Supplemental Indenture”), as further supplemented by an eleventh supplemental indenture, dated as of June 22, 2007, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Eleventh Supplemental Indenture”), as further supplemented by a twelfth supplemental indenture, dated as of June 25, 2007, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Twelfth Supplemental Indenture”), as further supplemented by a thirteenth supplemental indenture, dated as of November 17, 2009, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Thirteenth Supplemental Indenture”), as further supplemented by a fourteenth supplemental indenture, dated as of March 24, 2011, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Fourteenth Supplemental Indenture”), as further supplemented by the fifteenth supplemental indenture, dated as of November 30, 2011, among the Company, the Additional Subsidiary Guarantors (as defined therein) and the Trustee (the “Fifteenth Supplemental Indenture”), as further supplemented by the sixteenth supplemental indenture, dated as of March 17, 2014, between the Company and the Trustee (the “Sixteenth Supplemental Indenture”) and as to be further supplemented by this Seventeenth Supplemental Indenture (collectively, the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Indenture;

WHEREAS, the issuance and sale of $300,000,000 aggregate principal amount of a new series of the Company’s 2.500% Senior Notes due 2020 (the “Notes due 2020”), $600,000,000 aggregate principal amount of a new series of the Company’s 3.500% Senior Notes due 2025 (the “Notes due 2025”) and $300,000,000 aggregate principal amount of a new series of the Company’s 4.700% Senior Notes due 2045 (the “Notes due 2045,” and together with the Notes due 2020 and the Notes due 2025, the “Notes”) pursuant to this Seventeenth Supplemental Indenture have been authorized by resolutions adopted by the Board of Directors of the Company;

WHEREAS, the Company desires to issue and sell $1,200,000,000 aggregate principal amount of the Notes pursuant to this Seventeenth Supplemental Indenture on the date hereof;

WHEREAS, Sections 901(7) and 901(9) of the Indenture provide that without the consent of the Holders of the Securities of any series issued under the Indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Indenture to (a) establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for any securities of any Person (including the Company) and (b) cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, or make any other provisions with respect to matters or questions arising under the Base Indenture;

WHEREAS, the Company desires to establish the form and terms of the Notes;

WHEREAS, all things necessary to make this Seventeenth Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

NOW, THEREFORE, for and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto herby enter into this Seventeenth Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.1.                  Certain Terms Defined in the Indenture.

All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended through the date hereof, other than such terms as are defined in the Second Supplemental Indenture.

SECTION 1.2.                   Definitions.

Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes, Section 101 of the Indenture shall be amended by adding the following new definitions or, to the extent already defined in the Indenture, replacing existing definitions with the following:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) (3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating event.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes due 2020, the Notes due 2025 or the Notes due 2045, as the case may be, to be redeemed (assuming the applicable series of Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable series of Notes.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes:

•	the average of four Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations; or

•	if the Company obtains fewer than four Reference Treasury Dealer Quotations, the average of all quotations obtained by the Company.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the proxy statement of the Company in which such member was named as a nominee for election as a director, without objection to such nomination).

“Existing Receivables Credit Facility” means the receivables-backed financing transaction pursuant to (1) the Third Amended and Restated Receivables Sale Agreement, dated as of December 12, 2008, as amended, between the Company and each of its direct and indirect wholly owned Subsidiaries that is a seller thereunder, and Quest Diagnostics Receivables Inc., as the buyer, (2) the Fourth Amended and Restated Credit and Security Agreement, dated as of June 11, 2008, as amended, among Quest Diagnostics Receivables Inc., as borrower, the Company, as initial servicer, each of the lenders from time to time party thereto, and Bank of Tokyo Mitsubishi, as administrative agent, and (3) the various related ancillary documents.

“Fitch” means Fitch Ratings, Inc.

“Global Notes” means, individually and collectively, each of Global Notes, substantially in the form of Exhibits A, B and C.

“Global Notes Legend” means the legend set forth in Section 204 to be placed on all Global Notes issued under this Indenture.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB– (or the equivalent) by S&P and BBB– (or the equivalent) by Fitch, and the equivalent investment grade credit rating from any additional rating agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s, S&P and Fitch; and (2) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the

Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s, S&P or Fitch, or all of them, as the case may be.

“Rating event” means the rating on the Notes is lowered by at least two of the Rating Agencies and the Notes are rated below an Investment Grade Rating by at least two of the Rating Agencies on any day within the 60-day period (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the intention of the Company to effect a Change of Control; provided, however, that a Rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request or the request of the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating event).

“Par Call Date” means February 29, 2020, in the case of the Notes due 2020, December 30, 2024, in the case of the Notes due 2025, and September 30, 2044, in the case of the Notes due 2045.

“Remaining Scheduled Payments” means, with respect to the Notes of any of the series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon from the redemption date through the applicable Par Call Date; provided, however, that, if such redemption date is not an interest payment date with respect to the Notes, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such redemption date.

“S&P” means Standard & Poor’s Rating Services, a division of McGraw Hill Financial, Inc.

“Treasury Rate” means, with respect to any redemption date for the Notes of any series, the rate per annum equal to the semiannual equivalent yield to maturity or interpolation (on a day count basis) of the interpolated Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, as determined by the Company or an Independent Investment Banker appointed by the Company.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

SECTION 1.3.                  Other Definitions.

Term	Defined in Section
“Additional Notes”	2.2(a)
“Change of Control Offer”	2.12
“Change of Control Payment”	2.12
“Change of Control Payment Date”	2.12
“Depository”	2.1(a)
“Maturity”	2.2(b)

ARTICLE II.

FORM AND TERMS OF THE NOTES

SECTION 2.1.                  Form and Dating.

The Notes due 2020 and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Notes due 2025 and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B attached hereto. The Notes due 2045 and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit C attached hereto. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, the Chief Financial Officer, the Controller or the Treasurer and the Secretary, under its corporate seal reproduced thereon. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

(a)           Global Notes. The Global Notes of each series designated herein shall be issued initially in the form of one or more fully registered global notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depository Trust Company, New York, New York (the “Depository”) and registered in the name of Cede & Co., the Depository’s nominee, duly executed by the Company and authenticated by the Trustee. The aggregate principal amount of outstanding Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

The Global Notes may not be transferred except by the Depository, in whole and not in part, to another nominee of the Depository or to a successor of the Depository or its nominee. If at any time the Depository for the Notes notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order, for authentication, authenticate and deliver,

Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Note.

(b)           Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Notes deposited with or on behalf of the Depository.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver the Global Notes that shall be registered in the name of the Depository or the nominee of the Depository and shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instructions.

Depository Participants shall have no rights either under this Indenture or with respect to any Global Notes held on their behalf by the Depository or under such Global Notes. The Depository shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes under this Indenture. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and the Depository Participants, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

(c)           Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A, Exhibit B or Exhibit C as applicable, attached hereto, but without including the text referred to therein as applying only to Global Notes. Except as provided above in subsection (a), owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of certificated Notes.

(d)           Transfer and Exchange of the Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor. Beneficial interests in the Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the Global Notes.

(e)           Paying Agent. The Company appoints The Bank of New York Mellon as agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes; and that the Corporate Trust Office of The Bank of New York Mellon in the Borough of Manhattan, the City of New York, be and hereby is, designated as the office or agency in the Borough of Manhattan where the Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes and the Indenture pursuant to which the Notes are to be issued may be served.

SECTION 2.2.                  Terms of the Notes.

The following terms relating to the Notes due 2020, the Notes due 2025 and the Notes due 2045 are hereby established:

(a)           The Notes due 2020 shall constitute a series of Securities having the title “Senior Notes due 2020.” The Notes due 2025 shall constitute a separate series of

Securities having the title “Senior Notes due 2025.” The Notes due 2045 shall constitute a separate series of Securities having the title “Senior Notes due 2045.”

(b)           The aggregate principal amount of the Notes due 2020 that may be initially authenticated and delivered under the Indenture (except for Notes due 2020 authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other Notes due 2020 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $300,000,000. The aggregate principal amount of the Notes due 2025 that may be initially authenticated and delivered under the Indenture (except for Notes due 2025 authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other Notes due 2025 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $600,000,000. The aggregate principal amount of the Notes due 2045 that may be initially authenticated and delivered under the Indenture (except for Notes due 2045 authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other Notes due 2045 pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $300,000,000. The Company may from time to time, without the consent of the Holders of Notes of any series, issue additional Notes due 2020, Notes due 2025 and Notes due 2045 (in any such case “Additional Notes”) of any series having the same ranking and the same interest rate, maturity and other terms as the Notes of that series. Any Additional Notes of a series and the existing Notes of that series will constitute a single series under the Indenture and all references to the relevant Notes shall include the Additional Notes unless the context otherwise requires.

(c)           The entire outstanding principal of the Notes due 2020 shall be payable on March 30, 2020. The entire outstanding principal of the Notes due 2025 shall be payable on March 30, 2025. The entire outstanding principal of the Notes due 2045 shall be payable on March 30, 2045.

(d)           The rate at which the Notes due 2020 shall bear interest shall be 2.500% per annum, the rate at which the Notes due 2025 shall bear interest shall be 3.500% per annum and the rate at which the Notes due 2045 shall bear interest shall be 4.700% per annum; the date from which interest shall accrue on the Notes due 2020, the Notes due 2025 and the Notes due 2045 shall be March 10, 2015, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes due 2020, the Notes due 2025 and the Notes due 2045 shall be March 30 and September 30 of each year, beginning September 30, 2015; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be March 15 or September 15, as the case may be, next preceding such Interest Payment Date. Interest on the Notes due 2020, the Notes due 2025 and the Notes due 2045 will be computed on the basis of a 360-day year of twelve 30-day months. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such Defaulted Interest, may be paid to the Persons in whose names the Notes (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of principal and interest on the Notes will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on the Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

(e)           Each of the Notes due 2020, the Notes due 2025 and the Notes due 2045 shall be issuable in whole in the registered form of one or more Global Notes (without coupons), and the Depository for such Global Notes shall be the Depository Trust Company, New York, New York.

(f)           The words “prior to the Par Call Date” shall be inserted in the first sentence of Section 1108, immediately following the phrase “At any time and from time to time” and immediately preceding the phrase “, the Securities of any series.”

(g)           The following sentence shall be inserted immediately following clause (b) of the first sentence of Section 1108: “On or after applicable Par Call Date, the Notes of the applicable series may be redeemed, as a whole at any time or in part from time to time, at the option of the Company, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each hold of the Notes of the applicable series, at a redemption price equal to 100% of the principal amount of the Notes of the applicable series being redeemed.”

(h)           The Redemption Amount of Basis Points applicable to the Notes used to calculate the Redemption Price pursuant to Section 1108 of this Indenture shall be 15 basis points for the Notes due 2020, 25 basis points for the Notes due 2025 and 30 basis points for the Notes due 2045.

SECTION 2.3.                  Application of the Article of the Indenture Regarding Redemption of Securities.

Except as may be provided in a Future Supplemental Indenture, the provisions of Article Eleven of the Indenture, as amended, shall apply to the Notes due 2020, the Notes due 2025 and the Notes due 2045.

SECTION 2.4.                  Application of the Article of the Indenture Relating to a Sinking Fund.

Except as may be provided in a Future Supplemental Indenture, none of the Notes shall be entitled to the benefit of any sinking fund, and the provisions of the Indenture relating to a sinking fund, including Article Twelve and Subsection (3) of Section 501 of the Indenture, shall not apply to any of the Notes.

SECTION 2.5.                  Additional Events of Default.

Except as may be provided by a Future Supplemental Indenture, for the benefit of the holders of the Notes, Section 501(7)(A) of the Indenture shall be amended by deleting the words “$100 million” in the second line thereof and, in their place, adding the words “$200 million”; and Section 501(7)(B) of the Indenture shall be amended by deleting the words “$100 million” in the sixth line thereof and, in their place, adding the words “$200 million.”

SECTION 2.6.                  Application of the Article of the Indenture Regarding Defeasance and Covenant Defeasance.

Except as may be provided by a Future Supplemental Indenture, the provisions of Article Fourteen of the Indenture, including the provisions relating to defeasance and covenant defeasance of the Securities under Sections 1402 and 1403, respectively, of the Indenture shall apply to the Notes.

SECTION 2.7.                  Application of the Article of the Indenture Regarding Repayment at the Option of Holders.

Except as may be provided by a Future Supplemental Indenture, the provisions of Article Thirteen of the Indenture shall not apply to the Notes.

SECTION 2.8.                  Limitations on Subsidiary Indebtedness and Preferred Stock.

(a)           Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the holders of the Notes, Section 1011(a) of the Indenture shall be amended by deleting the words “First Supplemental Indenture” in the second line thereof and, in their place, adding the words “Seventeenth Supplemental Indenture.”

(b)           Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the holders of the Notes, Section 1011 of the Indenture shall be amended by adding a new subsection 1011(k) and subsection 1011(l) as follows:

(k)           any guarantee of Indebtedness of the Company by any Subsidiary of the Company in anticipation of such Subsidiary becoming a Subsidiary Guarantor pursuant to Article Sixteen of the Indenture; or

(l)           shares of Preferred Stock held by the Company or a subsidiary of the Company.

SECTION 2.9.                  Limitations on Liens.

Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the holders of the Notes, Section 1008(a) of the Indenture shall be amended by deleting the words “First Supplemental Indenture” in the first and second line thereof and, in their place, adding the words “Seventeenth Supplemental Indenture.”

SECTION 2.10.                Repurchase of Notes Upon a Change of Control.

Except as may be provided by a Future Supplemental Indenture, for the benefit of the holders of the Notes, a new Section 315 shall be added to the Indenture as follows:

Section 315                      Repurchase of Notes Upon a Change of Control.

(a)           If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes as described in Section 1108, the Company shall make an offer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of the Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth in the Notes. In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall mail a notice to holders of Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(b)           The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of any such conflict.

(c)           On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)      accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)      deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)      deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

(d)           The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under this Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

ARTICLE III.

MISCELLANEOUS

SECTION 3.1.                  Governing Law.

This Seventeenth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. This Seventeenth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 3.2.                  Separability.

In case any provision in this Seventeenth Supplemental Indenture or in any Securities, including the Notes, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.3.                  Counterparts.

This Seventeenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Supplemental Indenture.

SECTION 3.4.                  Ratification.

The Base Indenture, as supplemented and amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture and this Seventeenth Supplemental Indenture is in all respects ratified and confirmed. The Base

Indenture, the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture and this Seventeenth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Seventeenth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this Seventeenth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Seventeenth Supplemental Indenture.

SECTION 3.5.                  Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 3.6.                  Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 3.7.                  Effectiveness.

The provisions of this Seventeenth Supplemental Indenture shall become effective as of the date hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Seventeenth Supplemental Indenture to be duly executed as of the date first above written.

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Teresa L. Cinco
	Name:	Teresa L. Cinco
	Title:	Vice President and Treasurer

Seventeenth Supplemental Indenture

THE BANK OF NEW YORK MELLON,
as Trustee

	By:	/s/ Francine Kincaid
		Name:	Francine Kincaid
		Title:	Vice President

Seventeenth Supplemental Indenture

EXHIBIT A

Form of 2.500% Senior Note due 2020

[The following legends apply only if the Note is a Global Note:
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

2.500% Senior Note due 2020

No. 0 (Specimen)	$[__________]

CUSIP: 74834L AW0

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[__________] on March 30, 2020 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from March 10, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 2.500% per annum, on March 30 and September 30, commencing with September 30, 2015, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on March 15 or September 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated March 10, 2015 (the “Supplemental Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “2.500% Senior Notes due 2020” (collectively, the “Notes”), initially limited in aggregate principal amount to $[__________].

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

Book-Entry. This Note is a Global Note representing $[__________] of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository “), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Optional Redemption. The Notes of this series are not subject to any sinking fund. Prior to February 29, 2020 (one month prior to their maturity date), the Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). On or after February 29, 2020 (one month prior to their maturity date), the Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). If less than all of the Notes of this series are to be redeemed, and such Notes are at the time represented by one or more global security certificates, then the Notes to be redeemed shall be selected in accordance with the procedures of the Depository. If less than all of the Notes of this series are to be redeemed, and such Notes are not represented by one or more global security certificates, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 10, 2015

QUEST DIAGNOSTICS INCORPORATED

By:
		Name:	Teresa L. Cinco
Attest:		Title:	Vice President and Treasurer

By:
Name:	William J. O’Shaughnessy, Jr.
Title:	Deputy General Counsel and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventeenth Supplemental Indenture.

THE BANK OF NEW YORK MELLON as Trustee

By:
Name:
Title:

Dated: March 10, 2015

EXHIBIT B

Form of 3.500% Senior Note due 2025

[The following legends apply only if the Note is a Global Note:
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

3.500% Senior Note due 2025

No. 0 (Specimen)	$[__________]

CUSIP: 74834L AX8

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $600,000,000 on March 30, 2025 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from March 10, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 3.500% per annum, on March 30 and September 30, commencing with September 30, 2015, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on March 15 or September 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated March 10, 2015 (the “Supplemental Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “3.500% Senior Notes due 2025” (collectively, the “Notes”), initially limited in aggregate principal amount to $600,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

Book-Entry. This Note is a Global Note representing $600,000,000 of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository “), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Optional Redemption. The Notes of this series are not subject to any sinking fund. Prior to December 30, 2024 (three months prior to their maturity date), the Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). On or after December 30, 2024 (three months prior to their maturity date), the Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). If less than all of the Notes of this series are to be redeemed, and such Notes are at the time represented by one or more global security certificates, then the Notes to be redeemed shall be selected in accordance with the procedures of the Depository. If less than all of the Notes of this series are to be redeemed, and such Notes are not represented by one or more global security certificates, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 10, 2015

QUEST DIAGNOSTICS INCORPORATED

By:
		Name:	Teresa L. Cinco
Attest:		Title:	Vice President and Treasurer

By:
Name:	William J. O’Shaughnessy, Jr.
Title:	Deputy General Counsel and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventeenth Supplemental Indenture.

THE BANK OF NEW YORK MELLON as Trustee

By:
Name:
Title:

Dated: March 10, 2015

EXHIBIT C

Form of 4.700% Senior Note due 2045

[The following legends apply only if the Note is a Global Note:
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

4.700% Senior Note due 2045

No. 0 (Specimen)	$[__________]

CUSIP: 74834L AY6

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[__________] on March 30, 2045 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from March 10, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.700% per annum, on March 30 and September 30, commencing with September 30, 2015, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on March 15 or September 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date, Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated March 10, 2015 (the “Supplemental Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.700% Senior Notes due 2045” (collectively, the “Notes”), initially limited in aggregate principal amount to $[__________].

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

Book-Entry. This Note is a Global Note representing $[__________] of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository “), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Optional Redemption. The Notes of this series are not subject to any sinking fund. Prior to September 30, 2044 (six months prior to their maturity date), the Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, at a Redemption Price, calculated pursuant to the Indenture, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). On or after September 30, 2044 (six months prior to their maturity date), the Notes of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date). If less than all of the Notes of this series are to be redeemed, and such Notes are at the time represented by one or more global security certificates, then the Notes to be redeemed shall be selected in accordance with the procedures of the Depository. If less than all of the Notes of this series are to be redeemed, and such Notes are not represented by one or more global security certificates, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee in its sole discretion shall deem fair and appropriate. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: March 10, 2015

QUEST DIAGNOSTICS INCORPORATED

By:
		Name:	Teresa L. Cinco
Attest:		Title:	Vice President and Treasurer

By:
Name:	William J. O’Shaughnessy, Jr.
Title:	Deputy General Counsel and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventeenth Supplemental Indenture.

THE BANK OF NEW YORK MELLON as Trustee

By:
Name:
Title:

Dated:  March 10, 2015